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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): November 22, 2004
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                         LEXINGTON PRECISION CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                  0-3252                                 22-1830121
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        (Commission File Number)              (IRS Employer Identification No.)


     40 EAST 52ND STREET, NEW YORK, NY                       10022
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  (Address of Principal Executive Offices)                 (Zip Code)


                                 (212) 319-4657
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On November 22, 2004, Lexington Connector Seals, or LCS, a division of Lexington Rubber Group, Inc., a subsidiary of Lexington Precision Corporation, or the Company, entered into an agreement with Delphi Corporation, acting through its Delphi Packard Electric Division, or Delphi, pursuant to which Delphi agreed to purchase 100% of its production and service requirements for specified components from LCS. Delphi Corporation is the largest customer of Lexington Rubber Group, Inc., a wholly-owned subsidiary of the Company.

                  The term of the agreement is from November 22, 2004 through December 31, 2009, for components listed on Attachment A to the agreement. With respect to the components listed on Attachment B to the agreement, the term is from November 22, 2004, through the dates listed against such component on Attachment B.

                  Under the terms of the agreement, Delphi plans to in-source 36 parts that are currently supplied by LCS. The Company estimates that if these parts had been in-sourced by Delphi on January 1, 2004, the Company's net sales and income from operations for the nine-month period ended September 30, 2004 would have been reduced by approximately $6.5 million and $1.3 million, respectively. Pursuant to the agreement, LCS will receive price increases on the remaining parts supplied to Delphi, which is expected to offset a significant portion of the profit lost due to the in-sourcing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits

         Exhibit 10.1 Delphi Corporation Lifetime Contract between Delphi Corporation acting through its Delphi Packard Electric Division and Lexington Connector Seals, a division of Lexington Rubber Group, Inc, a wholly-owned subsidiary of Lexington Precision Corporation.*

         * Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended, and the omitted material has been separately filed with the Securities and Exchange Commission.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LEXINGTON PRECISION CORPORATION
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                                                        (Registrant)



Date: November 29, 2004


                                        By:  /s/ Warren Delano
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                                             Name: Warren Delano
                                             Title: President


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